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                                                                           10.50





                         INITIAL DEFINITIVE TRUST DEED

                              HORIZON PENSION PLAN
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CONTENTS


CLAUSE

1.     Interpretation

2.     Proceedings of Trustees/Professional and other charges

3.     Special Powers of Trustees

4.     Appointment and Removal of Trustees

5.     Trustee Liability

6.     General Powers of Trustees

7.     Investment of Scheme Assets/Segregation of certain assets

8.     Power to Retain a Reserve

9.     Estimate of Cost/Payment of Contributions/Donations and Bequests

10.    Application of Scheme Assets

11.    Transfers to the Scheme

12.    Transfers from the Scheme

13.    Certain Specific Obligations of Employers

14.    Cessation of Right to Benefit/Incapacity of Beneficiary

15.    Participation of further Employers in Scheme

16.    Alteration of Scheme

17.    Termination of Employer's Liability to contribute to Scheme

18.    Events leading to Winding-up of Scheme

19.    Winding-up of Scheme - benefits to be secured

20.    Winding-up of Scheme - means of securing benefits

21.    Partial Winding-up of Scheme

22.    Notices

23.    Provisions relating to certain Prescribed Policies

24.    Effect of statutory provisions - cash equivalents and contracting-out

Schedule      Definitions
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THIS DEED is made the 15th day of August 1996
BETWEEN HORIZON EXPLORATION LIMITED whose registered office is at 6 PEMBROKE ROAD SEVENOAKS KENT TN13 1XR (hereinafter called "the Principal Employer") of the first part and EXPLORATION HOLDINGS LIMITED whose registered office is at 6 PEMBROKE ROAD aforesaid of the second part and GERALD MARTIN HARRISON of 34 THE MIDDLINGS SEVENOAKS KENT TN13 2NW and NEIL ALEXANDER MACLEOD CAMPBELL of TREDIGO 6 ST JOHNS LANE HARTLEY KENT and GEORGE PURDIE of MERLINS BROOK PARK ROAD ADDINGTON WEST MALLING KENT (hereinafter called "the Present Trustees") of the third part

WHEREAS

       (a)    This deed is supplemental to

              (i) an interim trust deed dated the 2nd day of February 1994 (hereinafter called "the Interim Trust Deed") by which the Principal Employer established a retirement benefits scheme (hereinafter called "the Scheme") and

              (ii)   any deeds supplemental thereto

       (b) This present Deed has been framed in accordance with the provisions of the Interim Trust Deed and any deeds supplemental thereto and is intended to be the Definitive Trust Deed referred to in the Interim Trust Deed

       (c)    This deed is to be known as "the First Definitive Deed"


NOW THIS DEED WITNESSES that the participation of the parties hereto of the second part in the Scheme is hereby confirmed and that the said parties undertake to observe and perform the provisions of this Deed and of the Rules as hereinafter defined and that the provisions of any deed or agreement hitherto governing the participation of such parties in the Scheme shall cease to have effect from the date hereof

AND IT IS HEREBY AGREED AND DECLARED as follows:

1.     (a)    IN this Deed where the context so admits the singular includes the plural and vice versa, the masculine includes the feminine, the expressions defined in the Schedule to this Deed have the meanings therein ascribed to them, the express "Rules" means the rules attached hereto together with any variations of or
              additions to or substitutions for the same duly made and any expressions not defined in the Schedule shall, unless otherwise specifically provided, have the meanings ascribed to them by the
              Rules.
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       (b)    Any reference in this Deed or in the Rules to the 1993 Act or to any words or expressions used therein shall include references respectively to

              (i) any provisions in force in Northern Ireland and corresponding to the provisions of the 1993 Act and

              (ii) the corresponding words or expressions within the meaning of any such provisions and any words or expressions relating to contracting-out of the State Earnings Related Pension Scheme which are used in this Deed or in the Rules and which are not defined by these presents shall have the same meaning as in the 1993 Act.

       (c) The provisions of the Schedule hereto and of the Rules shall be deemed t be incorporated in and to form part of this Deed which shall be read and construed accordingly.

2.     (a)    THE Trustees shall be the Administrator of the Scheme for the purposes of Chapter I of Part XIV of the 1988 Act.

       (b) The Trustees may meet together for the despatch of business, adjourn and otherwise regulate their meetings as they think fit. All business brought before a meeting of the Trustees shall be decided by a majority of the votes of the Trustees present and voting thereon and in the event of an equality of votes the chairman of the meeting shall have a second or casting vote (provided that a resolution in writing signed as approved by all the Trustees shall be as effectual as if it had been passed at a meeting of the Trustees and so that the same may consist of two or more documents in similar form signed by one or more of the Trustees). Should there be an equality of votes on the election of a chairman at any meeting the Trustee to take the chair at the meeting shall be chosen by lot. The quorum for any meeting of the Trustees shall be a majority of the Trustees.

       (c) The Trustees shall keep such accounts, entries, registers and records as are necessary for the proper working of the Scheme and shall cause the said accounts to be audited annually by an accountant with proper professional qualifications appointed by the Trustees. Such accountant shall have access to all books, papers, vouchers, accounts and documents connected with the Scheme and shall certify in writing the result of each audit.

       (d) The Trustee shall keep a register of Members which register shall be deemed to be incorporated in and to form part of these presents and so soon as an employee has been admitted to membership of the Scheme the Trustees shall enter his name in the said register and shall issue to him a certificate stating that his name has been recorded as a Member.

       (e) Any Trustee for the time being hereof being a solicitor or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional or other charges for business done by him or by his firm in relation to the trusts hereof or to the administration of the Scheme.

       (f)    Any Trustee which is a company transacting insurance business (or any
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              subsidiary as defined by section 736 of the Companies Act 1985
              (including any statutory modification or re-enactment thereof for the time being in force and any statutory regulations made thereunder) of such a Trustee) may (without such Trustee or subsidiary being liable to account for any profit) issue and hold any annuity or assurance or sinking fund contracts or policies in respect of the Scheme and transact in respect of the Scheme any class of business which it is authorised by its Memorandum of Association to carry on.

       (g) Any Trustee which is a company shall be entitled to such fees or remuneration for services as such Trustee as shall from time to time be agreed between such Trustee and the Principal Employer.

       (h) Any Trustee who is a Member or (in the case of any Trustee being an incorporated body) any member of the board of directors of the trustee company who is a Member shall be entitled to retain for his absolute benefit any benefits to which he is or becomes entitled by virtue of his membership of the Scheme.

       (i) Not later than the first date prescribed by regulations made under section 113 or 114 of the 1993 Act and thereafter at intervals not longer than those so prescribed the Trustees shall (unless the appropriate arrangements have been made by the Principal Employer) arrange for a person from whom they are empowered to obtain Actuarial Advice to submit the financial position of the Scheme to actuarial investigation and to report to them in writing thereon and shall furnish to such person all accounts and information which the said person may reasonably require for that purpose.

3. THE Trustees shall have the following special powers in addition to all ordinary powers vested in them by this Deed and by statute, viz:

       (a)    power to act generally by majority vote;

       (b) power to delegate to any incorporated body or to any committee consisting of two or more persons (any of whom may be a Trustee) appointed by them such of the powers, duties, authorities and discretions hereby or by the Rules conferred on the Trustees as they may deem necessary or desirable for the convenient administration of their duties hereunder including the operation of any banking accounts by such incorporated body or by two or more members of any such committee;

       (c) power to make such arrangements generally for the administration of their duties hereunder and in particular to employ such agents and staff including a secretary (who may be one of the Trustees) to transact or to concur in transacting any business (including the management of investments and the receipt and payment of money) as the Trustees may think fit;

       (d) power from time to time to obtain Actuarial Advice upon such terms as to remuneration as shall be approved by the Principal Employer;

       (e)    power (with the approval of the Principal Employer) to appoint and to dismiss a company, firm or person as investment manager upon such terms as to remuneration and otherwise as shall from time to time be agreed
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              between the Trustees and the investment manager so appointed and, in relation to the whole or any part of the Scheme Assets, power to delegate to any such investment manager all or any of their powers of investment and of realizing and transposing investments and the Trustees shall not be liable for any loss tot he Scheme Assets occasioned by the exercise of this power

       PROVIDED ALWAYS THAT: any notice, receipt, instructions, requests, data, information or evidence given, made or furnished in the exercise of their functions under this Clause by any person, persons or corporation appointed or employed by the Trustees as aforesaid shall be as valid and effectual as if the same were given, made or furnished by the Trustees and any valid receipt given to such person, persons or corporation for any payment made by them under the provisions of this Clause shall be a good and sufficient discharge to the Trustees.

4.     (a)    THE statutory power of appointing new trustees hereof shall be vested in the Principal Employer and any such appointment shall be by deed.

       (b) The Principal Employer may at any time and notwithstanding that there may at the time of such appointment be more than three Trustees or that one or more of the Trustees is a Trustee Corporation (as hereinafter defined) by deed appoint one or any number of additional trustees hereof.

       (c) A Trust Corporation as defined in section 205(1) of the Law of Property Act 1925 and section 3 of the Law of Property (Amendment) Act 1926 may be appointed to act alone as the Trustees of this Deed and in any such case the powers, duties, authorities and discretions of such Corporation as the Trustees shall be exercisable by the Board of Directors of such Corporation or by any proper officer of such Corporation.

       (d) The Principal Employer covenants with the Trustees to exercise the power contained in sub-clause (a) of this Clause in such manner that at any time the Trustees are either a Trust Corporation (as hereinbefore defined) or are not less than three in number.

       (e) At the end of any period of three months during the whole of which the Principal Employer shall have been in breach of the covenant contained in subclause (d) of this Clause the Principal Employer (whether or not a Trustee Corporation as hereinbefore referred to) shall be deemed to be appointed a Trustee (either alone or with any continuing Trustee or Trustees) and the continuing Trustee or Trustees (if any) and the Principal Employer shall execute such documents and do such things (if any) as may be necessary to give prior effect to such appointment.

       (f) The Trustees or any of them may resign their appointment as the Trustees or Trustee hereof by serving on the Principal Employer one month's notice in writing to that effect which shall be delivered to or sent by registered post to the registered office or principal place of business of the Principal Employer and at the expiration of such notice the Trustees or Trustee so resigning shall be deemed to have retired from the trust and the continuing Trustee or Trustees, the resigning Trustee or Trustees and the Principal Employer shall execute such documents and do such things (if any) as may be necessary to give prior effect to such retirement.
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       (g)    The Principal Employer may call upon any Trustee to resign by serving upon such Trustee seven days' notice in writing to that effect which shall be delivered to him or sent by registered post to his last known place of abode or in the case of a company to the registered office of such company and at the expiration of any such notice the Trustee therein named shall be deemed to have retired from the trust and shall execute such documents and do such things (if any) as may be necessary to give proper effect to such retirement.

5.     (a)    NO Trustee hereof shall be responsible, chargeable or liable in any manner whatsoever for or in respect of any loss of or any depreciation in or default upon any of the Scheme Assets or for any delay which may occur from whatever cause in the investment of any moneys forming part of the Scheme Assets or for the safety of any securities or documents of title deposited by the Trustees for safe custody or for the exercise of any discretionary powers vested in the Trustees by this Deed or by the Rules (including any act or omission by any person, persons or corporation appointed or employed by the Trustees under the provisions of Clause 3) or by reason of any other matter or thing unless such loss depreciation or default was attributable to his personal dishonesty or to the wilful commission by him personally of a positive act consciously known by him to constitute a breach of trust.

       (b) The Trustees and each of them shall be entitled to recover from the Scheme Assets the full amount of any expenses personally incurred by them in the execution of the trusts and the management and administration of the Scheme.

       (c) The Principal Employer shall indemnify and keep indemnified the Trustees and each of them against all claims proceedings and liabilities arising out of the execution of the trusts of the Scheme, the exercise of their powers thereunder and the management and administration thereof.

6.     (a)    THE Trustees shall hold the Scheme Assets for the Trust Period
              (which period shall be the perpetuity period applicable to this Deed) upon the trusts and with and subject to the powers thereinafter and in the Rules declared and contained concerning the same and may do all such other acts and things as may deem to them expedient or necessary for the support and maintenance of the Scheme and the benefit of the Members. The Pooled Assets and the Segregated Assets and their respective liabilities, incomes, accumulations and outgoings shall be held separately and the Trustees shall keep separate accounts in respect thereof.

       (b) The Trustees shall have full power to determine all questions and matters of doubt arising in connection with the Scheme whether relating to the construction thereof or the benefits thereunder or any segregation of the Scheme Assets or otherwise and no decision of or exercise of a power by one or more of the Trustees shall be invalidated or questioned on the ground that any Trustee or (in the case of any Trustee being an incorporated body) any member of the board of directors of the trustee company had a direct or personal interest in the result of any such decision or in the exercising of any such power.

       (c) The Trustees shall have all powers, rights and privileges in connection with the Scheme requisite or proper to enable them to carry out or execute or do any transaction, act, deed or thing arising under or in connection with this

              Deed or the Rules or any annuity or assurance or sinking fund contracts or policies effected by or assigned to them under the provisions of this Deed and the consent or concurrence of the Employers or the Members or any of them shall not be necessary in connection with the giving of any receipt or discharge or the making of any payment or the doing of any act or thing made or done in the exercise of their powers as Trustees or in connection with this Deed or the Rules or the said contracts or policies of any of them. Persons transacting business with the Trustees in relation to the Scheme shall not be entitled or be under any obligation to make enquiry of the Trustees or the Employers or the Members or any of them as to the application of funds in the hands of the Trustees and all persons paying money to the Trustees shall be completely and sufficiently discharged by their receipt for the same.

       (d) The Trustees shall have power to pay such fees, remuneration and professional or other charges as shall be approved by the Principal Employer to any person, persons or corporation appointed, employed or consulted for the purposes of the Scheme in accordance with Clauses 2, 3 and 4 hereof and any amounts so paid shall be deemed to be part of the necessary expenses incurred by the Trustees in or about the execution and carrying-out of the trusts and provisions of this Deed.

       (e) The Trustees shall be entitled to deduct from any amount payable by them under the Scheme any tax, duty, levy or other payment for which they are accountable in respect of the amount so payable.

7.     (a)    THE Trustees shall have the following power in relation to the whole or part of any moneys from time to time forming part of the Scheme Assets and which they are not required to expend immediately in making any payment or payments pursuant to the provisions of this Deed, namely, the power to invest the same in or upon any securities for the time being authorised by law for the investment of trust funds or by placing the same on deposit with any bank or insurance company or building society of good repute at such rate of interest and upon such terms as the Trustees shall think fit or in annuity or assurance or sinking fund contracts or policies with any Authorised Insurer as hereinafter more particularly provided or in such stock, shares, securities or unit trust unites as may be approved by the Principal Employer, with power to vary any such investments for others of a nature hereby authorised.

       (b) The Trustee may if they think fit make provision of the Intended Benefits and any additional benefits granted by them in accordance with the terms of this Deed or for any part thereof whether in advance or as and when the same shall fall due by investing from time to time so much of the capital and/or income of the Scheme Assets (after meeting any expenses, tax, duty, levy or other payments hereinafter referred to) in such annuity or assurance or sinking fund contracts or policies as they deem desirable with any United Kingdom office or branch of any Authorised Insurer upon the terms that all sums payable under such contracts or policies shall as and when received by the Trustees from the Authorised Insurer concerned be held by the Trustees upon trust for.

       (c) The Trustees shall have the following power in relation to any Scheme Assets which represent the benefits specified below namely, the power, in so far as the nature of the investment or investments held by the Trustees in relation
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              thereto shall permit, to hold the whole or a part of such Scheme
              Assets and to deal with the same separately from the remaining part of the Scheme Assets provided that if there is a Contracting-out Rule in full force and effect in relation to the Scheme then the exercise by the Trustees of the said power shall unless authorised by or pursuant to the provisions of Relevant Legislation be subject tot he approval of the Occupational Pensions Board. Subject to the aforementioned proviso the Trustees hereby exercise the said power with effect from the date hereof.

              For purposes of this sub-clause the relevant benefits are

              (i) any benefits the amounts of which are directly determined (according to age or otherwise) by the amount of any voluntary contributions paid by Members under the Rules on or after the date of this Deed or if earlier the date on which the said power was first exercisable under the provisions of any deed executed prior to the date hereof and

              (ii) any other benefits to be provided in respect of a Member from the Scheme in consideration of the transfer to the Scheme on or after the date on which the said power first subsisted of sums representing voluntary contributions to any other retirement benefits arrangement.

       (d) If there is a Contracting-out Rule in full force and effect in relation to the Scheme but by reason of their category of employment or for any other reason permitted in terms of the 1993 Act any Members of the Scheme are excluded from the scope of the contracting-out certificate held by any of the Employers then (provided that such action is permitted by or does not contravene Relevant Legislation), if the Trustees so determine and the nature of the relevant investments held by them so permits, the Pooled Assets which relate to the benefits of such Members shall be held and dealt with separately from those relation to the benefits of the remaining Members and this Deed shall be read and construed accordingly and without prejudice to the generality of the foregoing for the purposes of Clauses 10, 19, 20 and 21 such Pooled Assets shall be treated as constituting a separate scheme.

8.     (a)    THE Trustees shall have power at their discretion to retain part of the capital and/or income of the Pooled Assets as a reserve and not to apply such part in the provision of benefits for Members so long as the total amount so retained at any one time is a reasonable reserve against contingencies which in the opinion of the Trustees might adversely affect their ability to maintain the benefits of the Scheme (including, but without prejudice to the generality of the foregoing, such contingencies as a depreciation in the value of any part of the Pooled Assets).

9.     (a)    THE Trustees shall on the Commencement Date and on each
              subsequent Scheme Anniversary Date or so soon thereafter as is possible estimate to the best of their ability the total sum
              (including contributions, if any, of Members) required during the period up to the next Scheme Anniversary Date to enable the
              Trustees to maintain the benefits of the Scheme and shall
              immediately give written notice to the Employers of the
              proportions of the amount so estimated applicable to their respective employees specifying the installments (if any) by which and the date or dates within such period on
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              which the Trustees may have required the same to be paid.

       (b) The Employers shall on behalf of the Trustees collect from those Members who are their respective employees by way of deduction from salary or wages or pay or otherwise such contributions (if any) as are expressed to be payable by the Members under the Rules together with any voluntary contributions to be paid by any or all of such Members thereunder and on receipt of written notice as aforesaid shall pay to the Trustees on the date or dates specified therein or within seven days thereof the amount or amounts therein stated except in so far as the same may require to be altered by reason of the Principal Employer exercising its discretion under Clause 16 hereof or any of the Employers exercising their discretion under Clause 17 hereof.
              The Employers shall also pay to the Trustees such sum or sums as the Trustees shall at any time estimate to be required to make provision for any additional benefits granted by the Trustees at their discretion under the provisions of Clause 10 hereof. Each Employer may also subject to the consent of the Trustees pay to the Trustees at any time such additional sum or sums as such Employer shall at its discretion decide which sum or sums shall until such time as they shall be applied in the provision of benefits for Members who are or have been employed by such Employer be retained by the Trustees as part of the reserves subject to the provisions of Clause 8 hereof.

       (c) Where any sum, amount or value is by this Deed or the Rules expressed to be determined by the estimate or opinion of the Trustees, the Trustees may rely and act upon the Actuarial Advice obtained by them as permitted under Clause 3 hereof and shall not in any event incur any liability or responsibility whatsoever in the event of such estimate or opinion proving subsequently to be incorrect or inaccurate or in any way insufficient for its purposes.

       (d) The Trustees may accept payments donations or bequests from any person or body for the purposes of the Scheme.

10. THE Trustees shall apply the Scheme Assets in providing the Intended Benefits as follows:

       (a) Subject as provided in Clause 7 hereof the Trustees shall apply the capital and income of the Segregated Assets in providing the Special Benefits as and when the same shall fall due in accordance with the provisions of the Scheme.

       (b) Subject as provided in Clauses 7 and 8 hereof the Trustees shall apply the capital and/or income of the Pooled Assets.

       firstly, in paying and discharging as and when the same shall fall due all necessary expenses incurred by them in or about the execution and carrying out of the trusts and provisions of this Deed and any tax, duty, levy or other payments for which they may be accountable or liable in connection with the Scheme;

       and

       secondly,     in providing the Ordinary Benefits as and when the same
                     shall fall due in accordance with the terms and provisions of the Rules;

       and

       thirdly if there is a Contracting-out Rule in full force and effect in relation to the Scheme, in paying such state scheme premiums as the trustees of retirement benefits schemes may be authorised to pay under the provisions of the 1993 Act, the Trustees' liability to provide the benefits intended to be provided by the Scheme being deemed (to the extent that the same will be provided pursuant to the provisions of the 1993 Act by virtue of the payment of such state scheme premiums) to have been discharged by the payment of such state scheme premiums;

       and

       fourthly,     if there is a Contracting-out Rule in full force and
                     effect in relation to the Scheme, in paying to any Employer who has paid a state scheme premium in respect of any Member an amount which, inclusive of any amount which in accordance with section 61 of the 1993 Act the Employer may recover from the Trustees in respect of the Member's contributions, shall be not greater than the state scheme premium so paid;

       and

       lastly, if the Trustees so think fit having regard to any special circumstances and if the funds from time to time in the hands of the Trustees so permit and if the Principal Employer so consents:

                     (1) in augmenting the Ordinary Benefits payable under the Rules to or on the death of any Member,

                     and

                     (2) in providing pension for the widow, widower or other Dependant of any Member,

                     and

                     (3) in providing a lump sum benefit payable on the death of any Member who is a former employee of any of the Employers and is not in receipt of a pension from the Scheme or has not received a cash retirement benefit or a cash sum in lieu of pension under the Scheme,

                     and

                     (4) in providing pension or other benefit to or on the death of any former employee of any of the Employers who is not a Member or in providing pension or other benefit for the widow or widower of any such former employee or for any individual who was at the date of any such former employee's death or retirement financially dependent upon such former employee for all or part of the necessaries of life;

                     PROVIDED ALWAYS THAT:

                     (A) the total pension or other benefit payable to or on the death of any Member or to the widow, widower or other Dependant of any Member shall not exceed any maximum specified in the Rule headed "Limitation of Benefits" in the Rules or be such as would prejudice approval of the Scheme under the 1988 Act,

                     and

                     (B) before granting any pension or other benefit under ($) above the Trustees shall obtain confirmation from the Board of Inland Revenue that the approval of the Scheme under the 1988 Act will not be prejudiced,

                     and

                     (C) a Member who on ceasing to be a Participating Member is a Qualifying Member shall, subject to the provision of the Scheme, be entitled in addition to any benefits in respect of him under the Rules to the whole or such proportion of any benefits under
                            (1) or (2) above in respect of him (other than any part thereof payable on death in Service prior to Normal Retiring Date) as the Trustees shall decide being not less than such proportion as the period from the date such benefit was awarded to the date on which he ceased to be a Participating Member (but ignoring any part of such period in respect of which a refund of contributions is elected by the Member) bears to the period from the said date such benefit was awarded to the Member's Normal Retiring Date.

11. IF any Member is entitled to benefit under any other retirement benefits arrangement (as mentioned in items (a) or (b) of the definition of the 1988 Act) then the Trustees may in accordance with the provisions of the other arrangement or at the written request of such Member and subject to the consent of the Principal Employer and to any undertaking given to the Board of Inland Revenue for the purposes of this Clause:

       (a) accept from the other arrangement any cash sum that the trustees thereof or other person or persons having the necessary powers thereunder may be authorised to pay to them in substitution for the Member's benefit thereunder or for a part thereof and/or

       (b) accept from the other arrangement an assignment to themselves of such annuity or assurance contracts or policies on the life of the Member as the assets thereunder may include,

       and/or

       (c) accept a fresh annuity or assurance contract or policy or an amendment of an existing annuity or assurance contract or policy of which they are the grantees which will secure, inter alia, benefits on the life of the Member similar to and in substitution for those secured for him under the other arrangement or for a part thereof in respect of which the trustees of the other arrangement or other person or persons having the necessary powers thereunder may be authorised to effect a transfer to them;

       and upon such acceptance shall confer on the Member such rights and benefits under the Scheme as they estimate to be equal in value to the assets so received and shall notify the Member accordingly;

       PROVIDED ALWAYS THAT:

              (i) before accepting any payment to the Scheme or any annuity or assurance contract or policy or any amendment or assignment of any annuity or assurance contract or policy or conferring any right or benefit under this Clause the Trustees shall satisfy themselves that such acceptance or conferment will not prejudice the approval of the Scheme under the 1988 Act;

              (ii) such part, but only such part, of the assets so received as is derived from the contributions (if any) made by the member under the other arrangement, as certified by the trustees thereof or other person or persons administering the other arrangement, shall be treated in the Scheme as Member's contributions and

                     (1) any provision which restricted a Member's right to take a refund of any contributions under such other arrangement shall subsist in relation to any assets so treated but only, in the case of any such restriction imposed by reason of the level of a Member's remuneration while in such other arrangement, up to and including 5 April 1980,

                     (2) any provision subsisting as aforesaid which by reason of the level of a Member's remuneration while in such other arrangement restricts his rights to take a refund of any assets so treated shall, if such other arrangement is an arrangement of the Employers, apply to any contributions which he makes to the Scheme,

                     and

                     (3) any provision which by reason of the level of a Member's remuneration while in the Scheme restricts his rights to take a refund of any contributions which he makes to the Scheme shall apply to any assets so treated;

              (iii) in the event of a Member ceasing to be a Participating Member before Normal Retiring Date for any reason except death he shall (subject to (iv) below) be entitled to the full amount of the benefit conferred upon him by the Trustees as aforesaid;

              (iv) if the other arrangement concerned is not one to which item (b) in the definition of the 1988 Act is applicable and in accordance with the Rules the Member elects to receive a return of his own contributions in lieu of other benefits any return as aforesaid of any contributions to such other arrangement which are treated in the Scheme as Member's contributions shall be in lieu of the whole of the benefits conferred upon the member by the Trustees as aforesaid unless the Member is a Qualifying Member in which case he shall remain entitled to that part of such benefits which corresponds to the benefits to which in the opinion of the Trustees he would have remained entitled under the other arrangement if he had at the date of acceptance of the relevant assets therefrom by the Trustees, elected a return of contributions thereunder in circumstances in which he was entitled to short service benefit in accordance with the preservation requirements of the 1993 Act;

              (v) the rights conferred under this Clause shall include the right for the Member concerned to require the Trustees to apply for his benefit the cash equivalent of the benefits conferred where the following circumstances apply, namely:

                     (1) the Member has acquired such a right under the other retirement benefits arrangement concerned in accordance with the provisions of Chapter IV of
                            Part IV of the 1993 Act but has not previously exercised such right, and

                     (2) rights and benefits have been conferred under the Scheme in substitution for the Member's rights and benefits under the other retirement benefits arrangement without his consent having been obtained in any of the situations described in Regulation 6 of the Occupational Pension Schemes (Transfer Values) Regulations 1985 (as amended or replaced from time to time);

              (vi) references in the foregoing provisions of this Clause to any other retirement benefits arrangement shall be construed as including a reference to any Prescribed Policy under which the Member concerned is entitled to benefit and under or pursuant to the terms of which transfer payments may be made to a retirement benefits scheme or arrangement which is either approved under the 1988 Act or is approved for the purpose of receiving such payments by the Board of Inland Revenue.

12.    (a)    SUBJECT to Clause 24 if any Member who has ceased to be a
              Participating Member becomes a member under any other retirement benefits arrangement approved by the Board of Inland Revenue under the 1988 Act (other than one to which item (b)(i) in the definition of the 1988 Act is applicable) or approved for the purposes of this sub-clause by the Board of Inland Revenue and(so far as may be necessary in any particular cases) the Occupational
              Pensions Board the Trustees may in substitution for the whole or a part of the benefits which would otherwise arise under the Scheme in consequence of his membership thereof and provided that the manner in which the Scheme Assets are invested so permits and subject to any undertaking given to the Board of Inland Revenue for the purposes of this sub-clause;

              (i) pay to such other retirement benefits arrangement a cash sum of an amount not exceeding that which they estimate to be equal in value to such benefits,

              and/or

              (ii) if the Scheme Assets shall include annuity or assurance contracts or policies with any insurance company, entered into an arrangement with such insurance company whereby it shall be released from all liability to pay the whole or part of any benefits secured in respect of the Member under any such contract or policy in consideration of such insurance company agreeing to issue a fresh annuity or assurance contract or policy in respect of such other retirement benefits arrangement or to amend an existing annuity or assurance contract or policy issued by such insurance company in respect of such other retirement benefits arrangement in order to secure in respect of such other retirement benefits arrangement benefits similar to and in substitution for those benefits in respect of which the Trustees shall have released such insurance company from liability as aforesaid.

              upon the footing that the Member shall be entitled under such other retirement benefits arrangement to such benefits (consistent with the existing formal approval, if any, of such other retirement benefits arrangement by the Board of Inland Revenue) in respect of such payment and/or arrangement as the Trustees may in their discretion arrange with such other retirement benefits arrangement;

              PROVIDED ALWAYS THAT:

                     (1) no transfer relating to less than the whole or the benefits in respect of the Member under the Scheme shall be made from the Scheme under this sub-clause without the consent of the Board of Inland Revenue unless the benefits which are to remain payable in respect of him under the Scheme are Residual Benefits,

                     (2) no transfer (unless in accordance with the Rules) shall be made from the Scheme under this sub-clause without the written consent of the Member or a written request from the Member to which the Employer has given consent, and without the Member giving to the Trustees such discharges and indemnities (or procuring such other persons to do so) as the Trustees shall in their absolute discretion require,

                     (3) no transfer shall be made from the Scheme under this sub-clause unless the Trustees are satisfied that such part, but only such part, of the value thereof as is derived from the Member's contributions (if any) will be treated in such other retirement benefits arrangement as member's contributions and the Trustees shall certify to the trustees or person or persons administering such other retirement benefits arrangement the amount to be so treated,

                     (4) in such cases as are prescribed by the Board of Inland Revenue, no transfer shall be made to a retirement benefits arrangement to which item
                            (b)(ii) in the definition of the 1988 Act applies unless the Trustees provide a certificate to the Member concerned confirming that the sum to be transferred does not exceed an amount as so prescribed and except to the extent so prescribed represents the whole of the benefits in respect of the Member under the Scheme,

                     and

                     (5) the Trustees shall notify the trustees or person or persons administering such other retirement benefits arrangement of any prohibition on the Member's right to take a refund of contributions (if any) under the Scheme and shall further notify such trustees or person or persons as aforesaid that a similar prohibition must subsist under any other retirement benefits arrangement which is providing the benefits as aforesaid in relation to such contributions as aforesaid but only, in the case of any such prohibition imposed by reason of the level of a Member's remuneration while in the Scheme, up to and including 5 April 1980.

       (b) Subject to Clause 24 and to sub-clause (c) and (d) of this Clause the Trustees may at any time before the winding-up provisions of the Scheme have come into operation make provision for any benefit or any part thereof) payable or prospectively payable under the Scheme in respect of a Member by securing in lieu thereof a corresponding benefit or benefits under a Prescribed Policy or Prescribed Policies effected either in the name of the Member or other beneficiary concerned or (subject to Clause 23 hereof) in the name of trustees for the benefit of such person or persons. Alternatively the Trustees may at any time before the said winding-up provisions have come into operation arrange for an amount not exceeding that which they estimate to be equal in value to the aforesaid benefit (or part thereof) to be applied in securing an alternative benefit or benefits under a Prescribed Policy or Prescribed Policies effected as aforesaid.

       (c) No provision under sub-clause (b) of this Clause (unless the benefits to be provided correspond exactly with the benefits under the Scheme) shall be made without a written request from the Member and from any other beneficiary (other than a minor) who at the date such provision is to be made has a contingent entitlement to pension benefit from the Scheme deriving from the Member's membership would be affected by such provision and/or without such consent release indemnity undertaking or condition of whatever nature as shall be prescribed by the Trustees from time to time at their discretion.

       (d) No provision under sub-clause (b) of this Clause (unless specifically provided for elsewhere in this Deed or in the Rules) shall be made unless the Member concerned has ceased to be a Participating Member.

       (e) Upon the Trustees making a payment or other arrangement in respect of any benefit to which this Clause applies the Member or other person or persons to whom such benefit would have been payable under the Scheme shall cease to have any claim on the Scheme in respect of such benefit.

13.    EACH of the Employers hereby covenants with the Trustees as follows:

       (a) without prejudice to Clause 10 hereof at the request of the Trustees to pay to the Trustees all necessary expenses attributable to the employees of such Employer and incurred by the Trustees in or about the execution and carrying-out of the trusts and provisions of this Deed,

       and

       (b) to supply within 15 days from the date of a notice from the Trustees requiring it so to do such information in connection with the Scheme as the Trustees in their discretion consider is required in order to enable the Trustees to comply with the requirements of section 605(1) of the 1988 Act.

14.    (a)    THE assignment by a person of any right to benefit under the
              Scheme is prohibited and if any person shall purport either wholly or partially to assign or charge any right to present or future benefit in the Scheme, or attempt to do so, or if any other act shall be done or event shall happen whereby such benefit if belonging absolutely to such person would be vested in or payable to or charged in favour of any other person or company, all right whatsoever of such person to such benefit shall cease forthwith. The Trustees may as from the date on which they receive notice of the act or event causing such cesser hold pay or apply in the case of hardship only such benefit (as and when it arises) or any part thereof at their sole and absolute discretion to or for the benefit of all or any one or more to the exclusion of the other or others of the following persons, namely, the person entitled to such benefit prior to such cesser and (provided that such person was a Member prior to such cesser) the Dependents of such person but so that in no circumstances shall any payment be made to any person purported to be an assignee of such benefit.

       (b) Where any benefit becomes payable under the Scheme and the person to who it is payable is deemed by the Trustees in their absolute discretion to be incapable of managing his affairs owing to mental infirmity the Trustees shall have the power to pay or apply the benefit for or towards the maintenance personal support or benefit of the Member his spouse and issue or all or any of them to the exclusion of the other or others of them instead of paying it as otherwise provided under the Scheme.

15.    (a)    ANY employer which desires to become a party to the Scheme at any time after the date hereof and is associated with the Principal
              Employer and the participation of which therein is approved by the Principal Employer, the Trustees and the Board of Inland
              Revenue, shall enter into an agreement with the Principal
              Employer and the Trustees supplemental hereto binding itself to observe and perform the provisions hereof and of the Rules and shall thereby become a party to the Scheme and to this Deed as from a date to be specified in such agreement.

16. THE Principal Employer may from time to time without the concurrence of the Members authorise the Trustees in writing to alter or add to the terms and provisions of the Rules and/or the trusts, powers and provisions of this Deed and any such alteration or addition to the Rules in writing under their hands and any such alteration or addition to this Deed by deed except that any alternation or addition to this Deed which is solely for the purpose of enabling the Scheme to satisfy any requirements of Relevant Legislation (and any variation or termination of such alteration or addition) may be under the Trustees' hands only and shall be as effective in all respects as if it had been by deed. This Deed and/or the Rules shall stand amended accordingly with effect from the date of such declaration or from such other date (whether future or past) as is stated in such declaration. In the event of the Trustees making any such alteration or addition to the Rules the Trustees shall forthwith notify or arrange for the notification of each Member affected thereby individually in writing of the effect thereof

              PROVIDED ALWAYS THAT no such alteration or addition shall

                     (i)    operate so as to affect in any way prejudicially

                            (1) any pension already being paid in accordance with the Rules or this Deed at the date such alteration or addition takes effect or

                            (2) any rights or interests which shall have accrued to each prospective beneficiary in respect of pension or other retirement benefits secured under the Scheme up to the date on which such alteration or addition takes effect unless such operation (whether retrospective or otherwise) is necessary in order to enable the Scheme to satisfy any requirements of Relevant Legislation or

                            (ii) authorise or permit, or have the effect of authorizing or permitting, the payment or transfer (or any increase in the payment or transfer) to any of the Employers of any part of the Scheme Assets except where such payment or transfer (or increase in payment or transfer) would not prevent the continued approval of the Scheme under the 1988 Act or

                            (iii) create any surplus of Scheme Assets if such surplus would prevent the continued approval of the Scheme under the 1988 Act or

                            (iv) affect in any way the duration of the Trust Period except to extend it to such other period (whether limited or unlimited) as may for the time being be allowed by law.

17.    (a)    THE Principal Employer may at any time without the concurrence of the Members or the other Employers terminate its liability to contribute to the Scheme by giving notice in writing to the Trustees to that effect. Upon receipt of such notice the Trustees shall forthwith notify each Member individually in writing to that effect and all further liability on the part of the Employers and the Members to contribute to the Scheme shall cease with effect from the date of such notice by the Principal Employer except in so far as concerns any payments due on or before the date of such notice.

       (b) An Associated Employer may at any time without the concurrence of the Members or the other Employers terminate its liability to contribute to the Scheme by giving notice in writing to the Trustees to that effect. Upon receipt of such notice the Trustees shall forthwith notify each member employed by such Associated Employer individually in writing to that effect and all further liability to contribute to the Scheme on the part of the Associated Employer and such Members shall cease with effect from the date of such notice by the Associated Employer except in so far as concerns any payments due on or before the date of such notice.

18. THE Scheme shall be determined and wound-up in accordance with Clauses 19 and 20 hereof upon the happening of any of the following events (whichever shall first occur), viz:

       (a) the Trustees deciding that the Scheme appears to be insolvent or their receiving Actuarial Advice to that effect and the Trustees thereupon resolving to determine the Scheme;

       (b) the Principal Employer terminating its liability hereunder by notice to the Trustees in accordance with the provision of Clause 17 hereof,

       (c) the Principal Employer at any time failing to pay to the Trustees any sum or sums on or within 14 days after the date on which the Trustees shall have required the same to be paid under Clause 9 hereof or failing to observe and perform any other of its obligations hereunder or in the Rules or in any deed or agreement supplemental hereto and (in either case) the Trustees thereupon resolving to determine the Scheme;

       (d) the making of an order or the passing of an effective resolution for the winding-up of the Principal Employer or the Principal Employer ceasing to carry on business;

       (e) when a date one year before the end of the Trust Period is reached;

       PROVIDED ALWAYS THAT:

              (i) if the Principal Employer shall be wound-up for the purpose of reconstruction or amalgamation with any other company or if the Principal Employer shall amalgamate or enter into any arrangement having the effect of amalgamation with any other company or if the undertaking of the Principal Employer or part thereof shall be assigned to or vested in any other company, person or body of persons, the Trustees may make such arrangements or enter into such agreements (not being arrangements or agreements incompatible with the manner in which the Scheme Assets are invested or of such a kind as to prejudice approval of the Scheme under the 1988 Act) as they shall think fit for the continuance of the Scheme or part thereof whereby such reconstructed company or other company with which the Principal Employer has been amalgamated or company, person or body of persons to or in which the undertaking of the Principal Employer or part thereof shall have been assigned or vested shall for the purposes of this Deed and the Rules accept and adopt the obligations and liabilities of the Principal Employer under the Scheme, and

              (ii) if this Clause becomes operative by reason of the happening of the event described in sub-paragraph (b) above or if any of the events described in sub-paragraphs
                     (c) and (d) above (other than the resolution of the Trustees to determine the Scheme) shall happen the Trustees may in their absolute discretion decide that the determination and winding-up of the Scheme or any part thereof shall be deferred in which event the Trustees shall continued to hold the Scheme Assets upon the trusts hereby declared and administer the same as a frozen scheme with no further liability on the Employers or the Members to contribute thereto until such date as the Trustees may fix for the determination of the Scheme or until the Scheme Assets shall be exhausted or until a date one year before the end of the Trust Period is reached (whichever shall first occur) and provided further that if the Trustees exercise their powers under this proviso following the happening of an event described in paragraph
                     (d) of this Clause the Trustees may determine that the powers of the Principal Employer under Clause 4(b) shall thereupon be vested in the Trustees and that the provisions of Clause 4(f) shall be construed as though references to the service of notice on and the execution of documents by the Principal Employer were removed therefrom and provided further that the approval of the Principal Employer referred to in Clause 7(a) shall cease to be required.

19.    (a)    IF at any time the Scheme is to be determined as aforesaid the
              Trustees shall (if they have not already done so) notify each member and each other person in receipt of benefit from the Scheme individually in writing to that effect. The Trustees shall upon such determination be entitled to reserve out of the Pooled Assets such amount as they consider may be necessary to meet any expenses of the administration and winding-up of the Scheme which in their opinion may not be recoverable from the Employers and to meet any tax, duty, levy or other payments for which they may be accountable under the Scheme as referred to in Clause 10 hereof and subject thereto shall apply the Pooled
              Assets towards the provision of Ordinary Benefits in the following manner so far as the funds in the hands of the Trustees shall permit, viz:

              firstly, in completing the application in accordance with the Rules (or in arranging appropriately with any insurance company for such application) of any cash sums which shall have become payable on the death or retirement of any member and in securing, so far as they have not already done so, the payment of the following benefits to those persons entitled thereto under this Deed and the Rules, namely, pensions already being paid, retirement benefits for Members who have reached Normal Retiring Date and who are not already in receipt of the same (such benefits to be payable immediately and to be appropriately increased in amount in accordance with the Rules), benefits expectant or contingent upon the death of the persons entitled to any of the foregoing benefits (but excluding, unless ascertainable by reference to a pension benefit, any such death benefit in lump sum form) and (subject to proviso (ii) to this sub-clause, if applicable) any Ordinary AVC Benefits (as defined below) not included in the foregoing and any retirement benefits from Normal Retiring Date not included in the foregoing which shall have arisen from rights and benefits conferred under Clause 11 hereof;

              and

              secondly,     (i) in securing (to the extent hat the requirement
                            amounts of benefit have not already been secured under the preceding provisions of this sub-clause) the payment of any Equivalent Pension Benefits,

                            (ii) if there is a Contracting-out Rule in full force and effect in relation to the Scheme and the Trustees shall have made arrangements which are approved under section 55 of the 1993 Act, in securing (to the extent that the requirement amounts of benefit have not already been secured under the preceding provisions of this sub-clause but disregarding for this purpose any Equivalent Pensions Benefits) the payment of any guaranteed minimum pensions and accrued rights to guaranteed minimum pensions which are subject to such approved arrangements, and,

                            (iii) if there is a Contracting-out Rule in full force and effect in relation to the Scheme and the Trustees shall not have made arrangements which are approved as aforesaid or if having made such arrangements remain liable for the payment of any state scheme premiums, in providing for the payment of any state scheme premiums for which they are liable;

              and

              thirdly, in securing the payment of any benefits which would have fallen to be secured under the heading "firstly" but for proviso (ii) to this sub-clause (if applicable);

              and

              fourthly,     in securing, so far as they have not already done
                            so, to each Member who has not reached Normal
                            Retiring Date and has not received any retirement benefit from the Scheme the payment of a retirement benefit at Normal Retiring Date and benefits expectant or contingent upon the death of such member on or after Normal Retiring Date or the date of earlier retirement (but excluding, unless ascertainable by reference to a pension benefit, any such death benefit in lump sum form) of such amount and subject to such terms and conditions as the Trustees shall determine to be just and equitable having red to each such Member's respective interest in the Scheme and to the preservation requirements of the 1993 Act and any such Member in Service at the date of determination of the Scheme shall have entitlement to the aforesaid retirement benefit as if he had left Service immediately prior to such date;

              and

              fifthly, in securing, so far as they have not already done so, the payment of such benefits under the provisions of Clause 14 hereof as the Trustees in their sole and absolute discretion may think fit,

              and

              sixthly, in securing the payment of such additional retirement benefits at Normal Retiring Date for the benefit of all or any of the Members who have not reached Normal Retiring Date as the Trustees in their sole and absolute discretion may think fit;

              and

              seventhly,    in securing the payment forthwith of such
                            additional retirement benefits for the benefit of all or any of the persons who have received a retirement benefit from the Scheme or whose retirement benefits have been withheld after Normal
                            Retiring Date in accordance with the rules as the Trustees in their sole an absolute discretion may think fit;

              and

              lastly, in securing, so far as they have not already done so, the payment of such benefits (whether immediate or deferred) for the benefit of all or any of the widows, widowers or other Dependents of persons who are or have been Members as the Trustees in their sole an absolute discretion may think fit;

              PROVIDED ALWAYS THAT if there is a Contracting-out Rule in full force and effect in relation to the Scheme:

              (i) the Trustees' liability to secure benefits in accordance with the foregoing provisions of this sub-clause shall to the extent that the required amounts of benefit will be provided pursuant to the provisions of the 1993 Act by virtue of the payment of state scheme premiums be deemed to have been discharged by the payment of the said state scheme premiums, and

              (ii) in securing under the heading "firstly" any Ordinary AVC Benefits or any benefits which shall have arisen under Clause 11 hereof the Trustees shall secure only such of those benefits as are derived from property forming part of the Pooled Assets at the date from which the Contacting-out Rule came into effect and, in the case of any benefits which shall have arisen under Clause 11 as aforesaid which represent assets received from retirement benefits schemes of employers who are not parties to the Scheme.

              For the purposes of this sub-clause:

              "EQUIVALENT PENSION BENEFITS" means those pensions benefits for which the Scheme is liable in accordance with the provisions of the National Insurance Act 1965 as to Part III thereof or the National Insurance Act (Northern Ireland) 1966 as to Part III thereof (or any statutory modification or re-enactment of those provisions for the time being in force and any statutory regulations made thereunder.

              "ORDINARY AVC BENEFITS" means any benefits payable from the
                     Scheme which are provided by any voluntary contributions made by Members to the Scheme under the Rules other than
                     (i) any such benefits payable on the death of such Members while in Service before Normal Retiring Date and (ii) Special Benefits.

       (b) On such determination as aforesaid the Trustees shall apply the Segregated Assets so far as the funds in their hands shall permit in securing in respect to each Member who has made or transferred to the Scheme any voluntary contributions which form part of the said assets the payment of such Special Benefits as may be provided by the value of such part of the Segregated Assets as the Trustees shall determine to be attributable to such voluntary contributions.

       (c) If the amount of any pension ascertained under sub-clauses (a) and (b) of this Clause in respect of any person when aggregated with the annuity equivalent of all other benefits for that person under schemes relating to employment with the Employer (benefit deriving from such person's membership of any scheme being treated separately for the purposes of this sub-clause from benefit for such person contingent upon the death of some other person) does not exceed L.104 per annum or such higher amount as may be prescribed from time to time by regulations made under sections 77(5) and 77(6) of the 1993 Act and if applicable section 21(1) of the 1993 Act and is consistent with approval of the Scheme under the 1988 Act (L.260 per annum in respect of persons who become entitled to benefit under this Clause on or after 24 April 1991) the Trustees may instead of applying the Scheme Assets as aforesaid elect at their discretion or to compute the said pension for a cash sum payable in lieu thereof of an amount to be determined by the Trustees, provided always that

              (i) the Trustees may not elect to commute as aforesaid a persons contingently payable on the death of a Member if they do not also elect to commute under this sub-clause the pension payable to the Member upon whose death such pension is contingently payable and

              (ii) the amount of any cash sum payable under this sub-clause in lieu of any amount of pension shall be determined by the Trustees on a basis approved for this purpose by the Board of Inland Revenue.

       (d) The winding-up of the Scheme shall be completed before the expiration of the

              Trust Period.

       (e) The trusts hereby declared shall cease and determine at the expiration of the Trust Period or upon any earlier date upon which the winding-up of the Scheme shall have been completed.

20.    (a)    In order to secure the benefits which are referred to in sub-
              clause (a) of Clause 19 hereof:

              (i) the Trustees shall have power to transfer to the trustees for the time being of any other retirement benefits arrangement approved by the Board of Inland Revenue for the purposes of this sub-clause all or such part of the Pooled Assets as the Trustees shall consider to be just and equitable having regard to such of the accrued rights and interest (as determined in accordance with sub-clause
                     (a) of Clause 19 hereof) of beneficiaries and prospective beneficiaries as may be affected by such transfer provided always that

                     (1) where transfer is to a retirement benefits arrangement other than one relating to the same employment or to another employment with the Employer or its successor the written consent of the Member or Members concerned must be obtained before the transfer is effected and

                     (2) subject as aforesaid such beneficiaries shall be entitled under such other arrangement to such benefits consistent with the existing formal approval of such other arrangement by the board of Inland Revenue) as the Trustees may in their discretion arrange with the trustees of such other arrangement;

              (ii) any benefits referred to in sub-clause (a) of Clause 19 hereof which have not been secured as aforesaid shall be secured by the purchase by the Trustees of Prescribed Policies from an Authorised Insurer in accordance with the procedures set out in Clause 12(b) and so that

                     (1) all the requirements set out in relation to that Clause shall apply (except that any requirement to provide for a particular level of benefits shall be modified as required having regard to the funds then available to the Trustees).

                     (2) no Member who is in Service at the time the winding-up of the scheme begins shall be permitted to receive a refund representing the amount of his own contributions (if any) to the Scheme and

                     (3) no payment shall be made in full commutation of an annuity under such a Prescribed Policy without the Authorised Insurer concerned first having made arrangements satisfactory to the Board of Inland Revenue for the payment of any tax due as a consequence of such payment;

              (iii) in securing any such benefits as aforesaid the trustees shall expend the Pooled Assets to the extent that they determine to be reasonable and practicable in providing such benefits for and in respect of each Member up to the maximum approvable by the Board of Inland Revenue.

       (b) If the Pooled Assets shall comprise in whole or in part annuity or assurance or sinking fund contracts or policies with any Authorised Insurer the Trustees shall have the following special powers in relation thereto and may exercise one or more of such powers in applying the whole or such part of the Pooled Assets as aforesaid in securing the benefits referred to in sub-clause (a) of Clause 19 hereof, such powers being:

                     (i) power to enter into any arrangements with the Authorised Insurer concerned whereby the whole or part of any benefit secured on the life of any person at the date of determination of the Scheme under any such contract or policy shall be transferred to or secured to or in trust for such person in the form of a non-assignable annuity or assurance contract or policy which shall include such options as may be agreed with the Authorised Insurer which are not inconsistent with the Scheme having been recognized as an exempt approved scheme under the 1988 Act nor with the preservation requirements of the 1993 Act, and

                     (ii) power to enter into any arrangements with the Authorised Insurer concerned whereby such Authorised Insurer shall be released from all liability to pay any benefits under the whole or any part or parts of any such contract or policy in consideration of such Authorised Insurer agreeing to issue from any United Kingdom office or branch of such Authorised Insured a fresh annuity or assurance contract or policy in respect of any other retirement benefits arrangement approved by the Board of Inland Revenue for the e purposes of this sub-clause or to amend an existing annuity or assurance contract or policy issued by such Authorised Insured in respect of such other arrangement in order to secure in respect of such other arrangement benefits (consistent with the existing formal approval of such other arrangement by the Board of Inland Revenue) similar to and in substitution for those benefits in respect of which the Trustees shall have released such Authorised Insurer from liability as aforesaid, and

                     (iii) power (subject to the consent of the Authorised Insurer concerned) to assign the whole or any party or parts of any such contract or policy and the benefits and moneys thereby assured to the trustees for the time being of any other retirement benefits arrangement approved by the Board of Inland Revenue for the purposes of this sub-clause on the understanding that the premises so assigned shall be kept on foot upon such terms (consistent with the existing formal approval of such other arrangement by the Board of Inland Revenue as the Trustees shall consider to be just and equitable having regard to such of the accrued rights and interests of beneficiaries and prospective beneficiaries under the Scheme as may be affected by such assignment,

              Provided always that where there is to be a transfer to a retirement benefits arrangement other than one relating to the same employment or to another employment with the Employer or its successor the written consent of the Member or Members concerned must be obtained before the transfer is effected.

       (c) Any balance of the Pooled Assets remaining unexpended in the hands of the Trustees after effect has been given to the proceeding provisions of this Clause shall be paid to the Employers in such proportions having regard to any special requirements of the Board of Inland Revenue as the Trustees shall arrange or, if this Clause becomes operative in consequence of that operation of sub-clause (c) of Clause 21 hereof, shall be paid to the appropriate Associated Employer.

              Provided always that any such payment should be subject to the deduction therefrom and payment of any taxes due to the Board of Inland Revenue under section 601 of the 1988 Act in respect thereof.

       (d) In order to secure the benefits referred to in sub-clause (b) of Clause 19 hereof powers and provisions similar to those contained in paragraphs (i) and (ii) of sub-clause (a) of this Clause and in paragraphs (i), (ii) and (iii) of sub-clause (b) of this Clause shall apply in respect of the Segregated Assets except that the written consent of the Member or Members concerned must be obtained before the power contained in paragraph (i) of sub-clause (a) of this Clause is exercised in relation to such assets and before either of the powers contained in paragraphs (ii) and
              (iii) of sub-clause (b) of this Clause is exercised in relation to such assets.

21.    (a)    IF before such determination of the Scheme as referred to in
              Clause 19 hereof:

              (i) an Associated Employer terminates its liability hereunder by notice to the Trustees in accordance with the provisions of Clause 17 hereof;

              or

              (ii) an Associated Employer shall at any time fail to pay to the trustees any sum or sums on or within 14 days after the date on which the Trustees shall have required the same to be paid under Clause 9 hereof or shall fail to observe and perform any other of its obligations hereunder or in the Rules or in any deed or agreement supplemental hereto entered into by such Associated Employer and (in either case) the Trustees thereupon give notice in writing to such Associated Employer that its participation in the Scheme shall cease;

              or

              (iii) an order is made or an effective resolution is passed for the winding-up of an Associated Employer or an Associated Employer ceases to carry on business;

              or

              (iv) the Board of Inland Revenue give notice in writing to the Trustees that in their opinion the degree of association between the Principal Employer and an Associated Employer has ceased to be sufficiently great to justify the continued participation of such Associated Employer in the Scheme;

              then upon the happening of whichever of the events described in the preceding sub-paragraphs of this Clause shall first occur the participation of such Associated Employer in the Scheme shall cease and the provisions of sub-clause (b) of this Clause shall apply;

              Provided always that:

                     (1) if an Associated Employer shall be wound-up for the purposes of reconstruction or amalgamation with any other company or if an Associated Employer shall amalgamate or enter into any arrangement having the effect of amalgamation with any other company or if the undertaking of an Associated Employer or part thereof shall be assigned to or vested in any other company, person or body of persons the Trustees may make such arrangements or enter into such agreements (not being arrangements or agreements incompatible with the manner in which the Scheme Assets are invested or of such a kind as to prejudice approval of the Scheme under the 1988
                            Act) as they shall think fit whereby such reconstructed company or other company with which such Associated Employer has been amalgamated or company, person or body of persons to or in which the undertaking of such Associated Employer or part thereof shall have been assigned or vested shall for the purposes of this Deed and the Rules accept and adopt the obligations and liabilities of such Associated Employer under the Scheme;

                     (2) if this Clause becomes operative by reason of the Board of Inland Revenue serving notice in terms of sub-paragraph (iv) above such Associated Employer may continue to participate in the Scheme until such date as may be agreed between the Trustees and such Associated Employer or until the Scheme Anniversary Date next but one following the date from which in the opinion of the board of Inland Revenue the degree of association ceased to be sufficiently great as referred to in sub-paragraph
                            (iv) or until the happening of any of the events described in sub-paragraphs (i), (ii) and (iii) of this sub-clause or until such determination of the Scheme as aforesaid as aforesaid (whichever shall first occur).

       (b) If the participation of an Associated Employer in the Scheme shall cease as aforesaid the Scheme shall thereon be determined and wound-up so far as regards the following persons, namely

              (i) Members who have received any retirement benefits from the Scheme upon their retirement from the employee of such Associated Employer or of any other company, person or body of persons to whose business such Associated Employer has succeeded in any way as aforesaid.

              (ii) Members who are in the employ of such Associated Employer at the date such Associated Employer ceases to participate in the Scheme and who are not immediately transferred to the employ of another of the Employers

              (iii) Members who have left the employ of such Associated Employer at the date such Associated Employer ceases to participate in the Scheme and who are not immediately transferred to the employer of another of the Employers.

              (iv) all beneficiaries and prospective beneficiaries under the Scheme (not being Members) whose interest therein derives from the membership thereof any of the above-mentioned Members.

       (c) Upon such cessation as described in sub-clause (b) of this Clause if the Trustees do not exercise the discretion contained in sub-clause (d) of this Clause then the appropriate portion or portions of the Scheme Assets applicable to the aforesaid persons shall be ascertained by the Trustees and the provisions of Clause 19 and Clause 20 hereof shall (mutatis mutandis) apply thereto provided that the Trustees may in their absolute discretion decide that the determination of all or any part of such portion or portions in the Scheme Assets shall be deferred in which event the Trustees shall continue to hold such assets as the appropriate portion of the Scheme may then comprise upon the trusts hereby declared and administer the same as the frozen scheme with no further liability upon such Associated Employer or upon the employees thereof to contribute thereto until such date as they may fix for the determination of such portion of the Scheme as aforesaid or until such assets as aforesaid shall be exhausted or until the whole of the Scheme shall be determined and wound-up in accordance with Clause 19 and Clause 20 hereof (whichever shall first occur).

       (d) Upon such cessation as described in sub-clause (b) of this Clause the trustees may at their absolute discretion in lieu of any action as described in sub-clause (c) of this Clause secure to the aforesaid persons such pensions and other benefits as shall have accrued in accordance with the Rules of shall have been conferred on them in accordance with Clause 10 and Clause 11 hereof up to the date of such cessation and such further benefits as they shall decide to grant in accordance with Clause 10 provided always that the said pensions and other benefits shall not be payable from an earlier date than would have been permitted by the Rules and shall be subject to the provisions of sub-clauses (a) and (d) of Clause 20 hereof and the Trustees shall have in regard thereto powers and options similar to those contained in the proviso to sub-clause (c) of this Clause, sub-clause (c) of Clause 19 hereof and sub-clause (b) of Clause 20 hereof.

22. ANY notice required to be served hereunder on the trustees shall be sent by post to all the Trustees at their respective last known addresses and any notice required to be served hereunder on any Employer shall be sent by post to such Employer at its registered office or principal place of business for the time being and any such notice shall be deemed served 48 hours after the same shall have been posted and in proving such service it shall be sufficient to provide that the notice was properly addressed and posted.

23. ANY Prescribed Policies effected in the name of the Trustees as trustees for the benefit of any person or persons under sub-clause (b) of Clause 12 hereof shall, without prejudice to the requirement for the Authorised Insurer concerned to pay the benefits thereunder to or for the benefit of the person or persons concerned, be held by the Trustees on trust for the benefit of the person or persons concerned separately from the trusts upon which they hold the Scheme Assets. Any Prescribed Policies so held shall be excluded for all purposes from the Scheme Assets.

24.    (a)    IN the case of any Member who on or after 1 January 1986 ceases to be a participating Member and in respect of whom a cash sum is to be applied without his consent under any of the foregoing provisions of this Deed in the provision of benefits in respect of him which are in lieu of the whole or a part of the benefits otherwise arising under the Scheme in consequence of his membership the Trustees shall ensure that

              (i) such sum represents to their reasonable satisfaction not less than the value of the whole or such benefits arising under the Scheme ascertained by reference to "the applicable rules" as defined in section 94(2) of the 1993 Act or a specified part of such benefits as appropriate and

              (ii) if such cessation occurs on or after 6 April 1988 the requirements of the Relevant Preservation Regulations with regard to transactions to which section 19 of the 1993 Act applied (extinguishment of liability of occupational pension schemes for bought-out pension secured by insurance policies or annuity contracts) are satisfied to the extent that they are applicable to the particular case.

              For the purposes of this sub-clause:

              "RELEVANT PRESERVATION REGULATIONS" means Regulations made under section 70 of the 1993 Act in respect of requirements as to preservation of benefit under occupational pension schemes, being

                     (1) in respect of the period between the 6 April 1988 and the 28 February 1991 The Occupational Pension Schemes (Preservation of Benefits) Regulations
                            1984) ("1984 Regulations"), particularly as to Regulation 12(4A) thereof, and

                     (2) on and after the 28 February 1991, following revocation of the whole of the 1984 Regulations aforesaid at that date, the Occupational Pension Schemes (Preservation of Benefit) Regulations 1991 ("1991 Regulations"), particularly as to Regulation 9(4), (5) and (6) thereof, and

                     (3) any amendment to or replacement of the 1991 Regulations aforesaid or comparable Regulations for the time being in force.

       (b) In any case where under the provisions of chapter IV of Part IV of the 1993 Act a Member acquires and exercises the right to require the Trustees to apply for his benefit an amount equal to the case equivalent (computed as specified in Chapter IV of that Part and any Regulations made thereunder) of the whole or a part of the benefits otherwise arising under the Scheme in consequence of his membership, the application of any of the foregoing provisions of this Deed which concern the payment by the Trustees of a cash sum from the Scheme (or other arrangements concerning the provision of such benefits or equivalent benefits under a retirement benefits arrangement other than the Scheme) shall be restricted to that part (if any) of such benefits to which the provisions of Chapter IV of Part IV aforesaid are not applicable.

       (c) The foregoing provisions of this Deed shall be subject to the provisions of the Contracting-out Rule if such Rule is in full force and effect in relation to the Scheme.

                                  THE SCHEDULE

DEFINITIONS

"ACTUARIAL ADVICE" means advice given by a Fellow of the Institute of Actuaries or by a Fellow of the Faculty of Actuaries (or if applicable by an incorporated body making available the advice given to it by a Fellow of the Institute of Actuaries or by a Fellow of the Faculty of Actuaries)

"ASSOCIATED EMPLOYER" means any employer (other than the Principal Employer and the Trustees) which is a party to this Deed or becomes a party to the Scheme after the date hereof in accordance with Clause 15 of this Deed.

"AUTHORISED INSURER" means any insurance company to which Part II of the Insurance Companies Act 1982 applies and which is authorised by or under section 3 or 4 of that Act to carry on ordinary long-term insurance business as defined in that Act.

"CONTRACTING-OUT RULE" means if any employment to which the Scheme relates is contracted-out employment under the 1993 Act the Rule headed "Provisions relating to Members in Contracted-out Employment" in the Rules.

"DEPENDANT" means in relation to a Member any person who is or was at the relevant time

       (a)    the spouse of the Member or

       (b) a child of the Member aged less than 18 or in receipt of full-time educational or vocational training or

       (c) an individual financially dependent on the Member for all or part of the necessaries of life.

"FRIENDLY SOCIETY" means a friendly society authorised under regulation 5 or 6 of the Friendly Societies (Long Term Insurance Business) Regulations 1987 or under article 67 of the Social Security Pensions (Northern Ireland) Order 1975 to conduct such business as described in those regulations or that article.

"INTENDED BENEFITS" means the benefits to be provided in respect of each Member in accordance with the Rules.

"SPECIAL BENEFITS" being construed as meaning any such benefits which are represented by Segregated Assets, and

"ORDINARY BENEFITS" being construed as meaning any such benefits which are represented by Pooled Assets.

"PRESCRIBED POLICY" means an annuity or assurance contract or policy issued from a United Kingdom office or branch of an Authorised Insurer or Friendly Society under which the authorised Insurer or Friendly Society concerned assumes an enforceable obligation to pay the benefits as and when they fall due to or for the benefit of such persons (or to or for the benefit of the widows, widowers, dependants or personal representatives of such persons) in respect of whom such contract or policy is issued and under which the following requirements are met:

       (a)    Any benefits provided are non-assignable;

       (b) The benefits provided are approvable relevant benefits (as defined in section 612(1) of the 1988 Act) which do not exceed the maximum amount approvable under the Scheme by the Board of Inland Revenue;

       (c) The maximum amount which can be taken as a lump sum at Normal Retiring Date is specified;

       (d) The maximum amount payable in lump sum form on death before retirement is specified;

       (e) Where payment of any benefits can be deferred until after Normal Retiring Date the period of deferment does not extend beyond the attainment of age 75;

       (f) The said contract or policy cannot be assigned or surrendered except that with the consent in writing or at the request of the person concerned it may be surrendered for the purpose of transferring the value thereof or (subject to (h) below) a part of the value thereof either

              (i) to a further contract or policy which satisfies the requirements set out in this definition or

              (ii) to a retirement benefits arrangement of which the person concerned has become a member and which is approved by the Board of Inland Revenue under the 1988 Act (other than one to which item (b)(i) in the definition of the 1988 Act is applicable) or is approved for the purposes of this provision by the Board of Inland Revenue and (so far as may be necessary) the Occupational Pensions Board;

       (g) A transfer under the preceding provision is subject to the Authorised Insurer or Friendly Society which issued the original contractor policy certifying to the Authorised Insurer or Friendly Society issuing the further contract or policy or to the trustees or administrator of the retirement benefits arrangement concerned (as appropriate) the maximum amounts specified in (c) and (d) above and subject to any undertaking given to the Board of Inland Revenue in connection with the making of such transfers by the Authorised Insurer or Friendly Society which issued the original contract;

       (h) A transfer relating to less than the total value of the benefits under the said contract or policy may not be made under (f) above without the consent of the Board of Inland Revenue unless the benefits remaining payable thereunder are or are in substitution for Residual Benefits;

       (i) Any option in the said contract or policy for utilising the proceeds of such contract or policy in the purchase of an annuity with another Authorised Insurer or Friendly Society is in terms which provide that all the foregoing conditions will also be met by the policy under which such annuity is to be secured and that any transfer of policy proceeds will be made direct between the Authorised Insurers or Friendly Societies concerned or if appropriate through the intermediary arranging the transaction;

       (j) In relation to any such contract or policy effected on or after 1 January 1986 the actual length of service giving rise to the benefits provided is specified or it contains a statement that the length of such service exceeds the qualifying period for the preservation of benefits in accordance with the provisions of the 1993 Act.

"RELEVANT LEGISLATION" means any legislation in force at the appropriate time which retirement benefits schemes have to satisfy and shall include

       (a) any such legislation which has to be satisfied in order to obtain the approval or continued approval of the Scheme by the board of Inland Revenue

       (b) except for the purposes of the proviso to Clause 16 of this Deed, any such legislation which has to be satisfied in order to obtain exemption for Members of the Scheme from liability to contribute in whole or in part to a state scheme for the national provision of retirement and other benefits for and in respect of employed earners and

       (c)    any statutory regulations made under such legislation.

"RESIDUAL BENEFITS" means benefits falling within one or more of the following categories, viz:

       (a)    Benefits for widows or dependants;

       (b) Equivalent pension benefits under retirement benefits schemes contracted-out in accordance with the provisions of the National Insurance Act 1965 as to part III thereof or the National Insurance Act (Northern Ireland) 1966 as to part III thereof (or any statutory modification or re-enactment thereof for the time being in force and any statutory regulations made thereunder);

       (c) Guaranteed minimum pensions under retirement benefits schemes contracted-out in accordance with the provisions of the 1993 Act.

"SCHEME ASSETS" means the assets from time to time held by the Trustees for the purposes of the Scheme and includes rights under any assurance or annuity contracts or policies (other than Prescribed Policies) held by the Trustees as aforesaid,

"SEGREGATED ASSETS" being construed as meaning any part of the said assets in respect of which the Trustees shall have exercised their power under Clause 7(c) of this Deed, and

"POOLED ASSETS" being construed as meaning any remaining part of the said assets.

"TRUST PERIOD" means the period beginning with the date of establishment of the Scheme and enduring for 80 years or such longer period as may from time to time be permitted by statute.

"TRUSTEES" means the Present Trustees or other the person or persons or the incorporated body or bodies who for the time being and from time to time are the trustees under the provisions of this Deed and "Trustee" means any one of the Trustees.

SIGNED AND DELIVERED AS A DEED             )
by the said GERALD MARTIN HARRISON         )
                                           )      /s/ Gerald Martin Harrison
                                           )

in the presence of:                )
                                   )
                                   )
Sandra Swaisland                   )       /s/ Sandra Swaisland



SIGNED AND DELIVERED AS A DEED             )
by the said                                )
NEIL ALEXANDER MACLEOD CAMPBELL            )
                                           )      /s/ Neil Alexander Macleod
Campbell

in the presence of:                )
                                   )
                                   )
Sandra Swaisland                   )       /s/ Sandra Swaisland


SIGNED AND DELIVERED AS A DEED             )
by the said GEORGE PURDIE                  )
                                           )      /s/ George Purdie
                                           )

in the presence of:                )
                                   )
                                   )
Sandra Swaisland                   )       /s/ Sandra Swaisland

IN WITNESS whereof these presents have been entered into as a deed the day and year first above written



THE COMMON SEAL OF                 )
HORIZON EXPLORATION LIMITED        )
was hereunto affixed in the        )
presence of:                       )

Director
       /s/ Gerald Martin Harrison

Secretary
       /s/ Neil Alexander Macleod Campbell


THE COMMON SEAL OF                 )
EXPLORATION HOLDINGS LIMITED       )
was hereunto affixed in the        )
presence of:                       )

Director
       /s/ Gerald Martin Harrison

Secretary
       /s/ Neil Alexander Macleod Campbell